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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                         Columbus McKinnon Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:







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                  [LOGO OF COLUMBUS McKINNON CORP. w/ADDRESS]

TO: PARTICIPANTS IN THE COLUMBUS McKINNON CORPORATION EMPLOYEE STOCK OWNERSHIP PLAN

  Under the terms of the Columbus McKinnon Corporation Employee Stock Ownership Plan (the "Plan"), you have the right to direct the Plan trustees in writing as to the manner in which you wish to vote the shares of common stock of Columbus McKinnon Corporation (the "Company") allocated to your Plan accounts at the Company's 1999 Annual Meeting of Shareholders (the "Meeting"). Under the terms of the Plan and subject to the Plan trustees' responsibilities under applicable laws, the Plan trustees will vote your allocated shares in accordance with your instructions. Therefore, we encourage you to exercise your right to direct the voting of your allocated shares at the Meeting. Unvoted allocated shares and unallocated shares will be voted at the discretion of the Plan trustees.

  HOW TO EXERCISE YOUR RIGHTS. You direct the voting of shares in your account(s) by completing, signing and returning the enclosed confidential voting instruction card. Proxy cards supplied with any other proxy materials are not appropriate for the purpose of instructing the Plan trustees in connection with the voting of shares allocated to your Plan account(s).

  CONFIDENTIALITY OF VOTING INSTRUCTIONS Your instructions to the Plan trustees will be completely confidential. The Company has engaged an independent firm, Corporate Election Services, Inc. ("CES"), of Pittsburgh, PA, to serve as the confidential vote processing agent for the Plan. Voting instruction cards are to be sent (using the postage-paid envelopes provided herewith) to CES and should not be sent to the Company or its proxy solicitor, D.F. King & Co., Inc.

  CES will count your votes and report the aggregate totals of all voting instructions to the Plan trustees. CES has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to the Company.

  DELIVERY OF PROXY MATERIALS. A copy of Columbus McKinnon's proxy statement and 1999 Annual Report to shareholders are enclosed for your review. As noted in the proxy statement, the Company's Annual Meeting is scheduled for August 16, 1999, at 10:00 a.m., at the Company's headquarters in Amherst, New York.

  Enclosed is a confidential voting instruction card which you should use if you wish to direct the Plan trustees to vote shares allocated to your account(s) in connection with the slate of directors endorsed by the Board of Directors of the Company, the proposal relating to the Company's stock option plan recommended by the Board of Directors and a proposal put forth by a shareholder group which is opposed by the Company's Board.

  The Plan trustees understand that a group calling itself the Columbus McKinnon Shareholders Committee (the "Committee") is soliciting proxies, among other things, for a slate of directors in opposition to the slate endorsed by Columbus McKinnon's Board of Directors, as described in the enclosed Columbus McKinnon proxy statement. If the Committee's proxy statement and other soliciting materials are provided to the Plan trustees, the Plan trustees will undertake to distribute such materials to you. Additional confidential voting instruction cards will be provided that will permit you to instruct the Plan trustees regarding the voting of shares allocated to your account(s) in connection with the matters described in any such additional proxy solicitation materials distributed by the Committee.

  Voting instructions for your allocated shares under the Plan must be received by 5:00 p.m. Eastern time on August 12, 1999 on the voting instruction cards provided by the Plan trustees for that purpose. AGAIN, YOUR VOTING INSTRUCTION CARD SHOULD BE FORWARDED TO CES AND SHOULD NOT BE MAILED TO THE COMPANY OR ITS PROXY SOLICITOR, D.F. KING & CO., INC.

  In order to make an informed judgement concerning how to instruct the Plan trustees to vote your shares, YOU SHOULD READ ALL PROXY MATERIALS CAREFULLY AND THOROUGHLY. The Plan trustees make no recommendation with respect to your voting decisions.

           WHEN TO SUBMIT YOUR CONFIDENTIAL VOTING INSTRUCTION CARD

  You may submit your voting instructions to the confidential vote processing agent at any time, except that in order to be effective your instructions must be received by not later than 5:00 p.m. Eastern daylight time on August 12, 1999. If CES receives more than one voting instruction card from you, the instruction card bearing the latest date will be considered to have cancelled all instruction cards bearing an earlier date. If more than one confidential voting instruction card is received from you with the same date, CES will consider the card bearing the latest postmark as controlling. You may request additional confidential voting instructions cards at any time by contacting CES at 412-262-1100.

  If you have any questions regarding the procedures for instructing the Plan trustees, please call Lois H. Demler at 716-689-5409.

                                          Plan Trustees
                                          July 15, 1999
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

                                                   COLUMBUS McKINNON CORPORATION
                                                   EMPLOYEE STOCK OWNERSHIP PLAN
                                    VOTING INSTRUCTION CARD FOR ANNUAL MEETING OF SHAREHOLDERS
                                                    TO BE HELD AUGUST 16, 1999


        The Trustees of the Columbus McKinnon Corporation Employee Stock Option Plan (the "ESOP") are hereby authorized to represent and to vote as designated herein the shares of the undersigned held under the ESOP at the Annual Meeting of Shareholders of Columbus
McKinnon Corporation (the "Company") to be held at the Company's corporate offices at 140 John James Audubon Parkway, Amherst, New
York, on August 16, 1999 at 10:00 a.m., local time, and any adjournment(s) thereof revoking all previous voting instructions, to act upon the following matters and upon such other business as may properly come before the meeting or any adjournment(s) thereof.

                     The Trustees make no recommendation with respect to voting your ESOP shares on any items

                                    The Board of Directors recommends a vote "FOR" Proposal No. 1
1. Election of Directors.                        FOR all nominees listed below  [  ]             WITHHOLD AUTHORITY  [  ]
                                               (except as marked to the contrary below).       for all nominees listed below.

           Herbert P. Ladds, Jr.           Timothy T. Tevens       Robert L. Montgomery, Jr.       Randolph A. Marks

                                L. David Black          Carlos Pascual          Richard H. Fleming

INSTRUCTION:  To withold authority to vote for any individual nominee, mark "FOR" all nominees above and write the name(s) of that nominee(s) with respect to whom you wish to withhold authority to vote here: _____________________________________________________

                                   The Board of Directors recommends a vote "FOR" Proposal No. 2

2. Proposal to approve the Proposed Amendment and Restatement of the Columbus McKinnon Corporation 1995 Incentive Stock Option Plan.

                                     [  ] FOR             [  ] AGAINST            [  ] ABSTAIN


                                           (Continued and to be signed, on reverse side)



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       The Board of Directors recommends a vote "AGAINST" Proposal No. 3

3. Proposal to rescind By-Law Amendments made by Columbus McKinnon Corporation's Board of Directors.

                 [  ] FOR        [  ] AGAINST    [  ] ABSTAIN

4. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.

WHEN PROPERLY EXECUTED, THIS VOTING INSTRUCTION WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE ANY ALLOCATED ESOP SHARES "FOR" PROPOSALS NO. 1 AND NO. 2 AND "AGAINST" PROPOSAL NO. 3.



                                        Dated: ________________________ 1999

                                        ____________________________________
                                                      Signature

                                        Please sign exactly as name appears.
                                        When signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give full title as such. PLEASE
                                        SIGN, DATE AND MAIL THE VOTING
                                        INSTRUCTION CARD PROMPTLY USING THE
                                        ENCLOSED ENVELOPE.